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                                  EXHIBIT 10.19

                                 AMENDMENT NO. 3

                             WATTS INDUSTRIES, INC.

                   MANAGEMENT STOCK PURCHASE PLAN, AS AMENDED


March 1, 2001


     The Watts Industries, inc. Management Stock Purchase Plan, As Amended ("Management Plan"), is hereby amended as follows:

     1. The last two sentences of SECTION IV. PARTICIPATION, C. ELECTION TO PARTICIPATE, are hereby deleted in their entirety and replaced with the following:

             IV. Participation

                  C. ELECTION TO PARTICIPATE. ...Subscription Agreements must be received by the Company no later than June 30 of the fiscal year for which such bonus amount will be determined. A participant who is not subject to the short-swing profits rule of Section 16 of the Act may revise his or her Subscription Agreement with respect to the amount of elected RSU s no later than December 1 of the fiscal year for which such bonus will be determined.

     2. Except as provided for in the Amendment No. 3, all of the terms and conditions of the Management Plan shall remain in full force and effect.

     EXECUTED as of the date first set forth above.


                                             Watts Industries, Inc.


                                             By: /s/ William C. McCartney
                                                 --------------------------
                                                 William C. McCartney
                                                  Treasurer, Secretary and
                                                   Chief Financial Officer